EXHIBIT 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Cannis, Inc. (the “Company”) on Form 10-K for the annual period ended August 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eu Boon Ching, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 17, 2019

Cannis Inc.

/s/ Eu Boon Ching
Eu Boon Ching
Chief (Principal) Executive Officer

/s/ XiaoJia Huang
XiaoJia Huang
Chief Financial Officer
(Principal Financial and Accounting Officer)